Exhibit 10.1
SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
This SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT,
dated as of March 25, 2024 (this “Amendment”), is among AGCO CORPORATION, a Delaware corporation (“AGCO”), AGCO INTERNATIONAL HOLDINGS B.V., a Dutch company, having its corporate seat in Grubbenvorst, the Netherlands (“AGCO BV”; and together with AGCO, each a “Borrower” and collectively, the “Borrowers”), the Guarantors party hereto, the Lenders (as defined below), and COÖPERATIEVE RABOBANK U.A., NEW YORK BRANCH, as administrative agent for itself and certain other parties (in its capacity as administrative agent, together with its successors in such capacity, the “Administrative Agent”).
W I T N E S S E T H:
WHEREAS, Borrowers, the Administrative Agent and the financial institutions party thereto as “Lenders” (each individually, a “Lender” and collectively, the “Lenders”) have entered into that certain Amended and Restated Credit Agreement dated as of December 19, 2022 (as amended, restated, supplemented or otherwise modified immediately prior to the date hereof, the “Existing Credit Agreement” and as further amended by this Amendment, the “Amended Credit Agreement”);
WHEREAS, pursuant to the terms of the First Amendment, the Existing Credit Agreement provides for Delayed Draw Term Loan Commitments in an aggregate amount of $250,000,000; and
WHEREAS, the Borrowers have requested, and the Lenders party hereto have approved, an increase of Delayed Draw Term Loan Commitments to an aggregate amount of $500,000,000;
NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree that all capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Amended Credit Agreement, and further agree as of the Second Amendment Effective Date (as defined below) as follows:
Section 1. Amendments to Existing Credit Agreement. Upon the satisfaction of the terms and conditions hereof, the Existing Credit Agreement is hereby amended (i) to delete the red or green stricken text (indicated textually in the same manner as the following examples: ~~stricken text~~ and ~~stricken text~~) and (ii) to add the blue or green double-underlined text (indicated textually in the same manner as the following examples: double-underlined text and double-underlined text), in each case, as set forth in the marked copy of the Existing Credit Agreement, attached hereto as Annex A and made a part hereof for all purposes.
Section 2. Conditions to Effectiveness. This Amendment shall become effective as of the date set forth above upon the Administrative Agent’s receipt of each of the following, in form and substance satisfactory to the Administrative Agent (the “Amendment Effective Date”):
2.1.        This Amendment, duly executed and delivered by the Borrowers, Guarantors, the Administrative Agent, and the Lenders (with such Lenders party hereto constituting all of the Lenders party to the Existing Credit Agreement immediately before giving effect to this Amendment);
2.2.         The Fee Letter, dated as of the date hereof (the “Second Amendment Fee Letter”), from the Administrative Agent to the Borrowers;
2.3.         A certificate signed by the Borrowers and Guarantors attaching such documents an d making such certifications as the Administrative Agent shall require;

2.4.        Such documents and certificates as Administrative Agent may reasonably request relating to the organization, existence and good standing (or the equivalent in the applicable jurisdiction) of each Loan Party, the identity, authority and capacity of each Responsible Employee authorized to act on behalf of a Loan Party in connection with this Amendment and any other legal matters relating to the Loan Parties or this Amendment;
2.5.    A favorable opinion of (i) Troutman Pepper Hamilton Sanders LLP, counsel to the Loan Parties and (ii) De Brauw Blackstone Westbroek N.V., Dutch counsel to AGCO BV; and
2.6.    The payment from AGCO of (i) upfront fees to the Administrative Agent, for the account of the Lenders party hereto, in the amount of $625,000.00, to be allocated pro rata among such Lenders and (ii) all other fees and expenses as may be owing to the Administrative Agent by Borrowers, in each case, pursuant to (and subject to) the Second Amendment Fee Letter and Section
9.4 of the Amended Credit Agreement.
Section 3. Representations and Warranties. In consideration of the execution and delivery of this Amendment by the Administrative Agent and the Lenders, each Loan Party hereby represents and warrants in favor of the Administrative Agent and the Lenders as follows:
3.1.     Each Loan Party and each of its Material Subsidiaries (i) is duly organized, validly existing and in good standing (if applicable) under the laws of the jurisdiction of its organization and (ii) is duly qualified and in good standing (if applicable) as a foreign corporation in each other jurisdiction in which it owns or leases property or in which the conduct of its business requires it to so qualify or be licensed except where the failure to so qualify or be licensed would not reasonably be expected to result in a Material Adverse Effect;
3.2.     The execution and delivery by each Loan Party of this Amendment and the performance by such Loan Parties of this Amendment and the Amended Credit Agreement are all within each Loan Party’s corporate or limited liability company powers, have been duly authorized by all necessary corporate or similar action, and do not, (i) contravene such Loan Party's charter or bylaws; (ii) violate any Applicable Law or any order of any Governmental Authority; (iii) result in the breach of, or constitute a default under, any material contract, loan agreement, indenture, mortgage, deed of trust, lease or other instrument binding on or affecting any Loan Party, any of its Subsidiaries or any of their properties; or (iv) result in or require the creation or imposition of any Lien upon or with respect to any of the properties of any Loan Party or any of its Subsidiaries;
3.3.     No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority or regulatory body or any other third party is required for the due execution and delivery of this Amendment or the performance by the Loan Parties of their obligations under this Amendment and the Amended Credit Agreement.
3.4.    This Amendment has been duly executed and delivered by each Loan Party. This Amendment, the Amended Credit Agreement and each other Loan Document is the legal, valid and binding obligation of each Loan Party party hereto and thereto, enforceable against such Loan Party in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws and principles of equity;

3.5.     As of the date hereof and after giving effect to this Amendment, the representations and warranties made by or with respect to the Loan Parties, or any of them, under the Credit Agreement and the other Loan Documents, are true and correct in all material respects (unless any such representation or warranty is qualified as to materiality or as to Material Adverse Effect, in which case such representation and warranty shall be true and correct in all respects), except to the extent previously fulfilled with respect to specific prior dates; and
3.6.     No event has occurred and is continuing which constitutes a Default or an Event of Default or would constitute an Event of Default but for the requirement that notice be given or time elapse or both.
Section 4.    Miscellaneous.
4.1.     Ratifications. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Existing Credit Agreement and the other Loan Documents and except as expressly modified and superseded by this Amendment, the terms and provisions of the Amended Credit Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. The Loan Parties, the Administrative Agent, and the Lenders party hereto agree that the Amended Credit Agreement as amended hereby and the other Loan Documents shall continue to be legal, valid, binding and enforceable in accordance with their respective terms. For all matters arising prior to the Amendment Effective Date, the terms of the Existing Credit Agreement shall control and are hereby ratified and confirmed.
4.2.     Affirmation of Guaranty Agreements. By executing this Amendment, each Guarantor (including AGCO) hereby acknowledges, consents and agrees that (a) all of its obligations and liability under each Guaranty Agreement to which such Guarantor is a party remains in full force and effect, (b) the execution and delivery of this Amendment and any and all documents executed in connection therewith, the obtaining of the incremental Delayed Draw Commitments and the funding of the Delayed Draw Term Loans shall not alter, amend, reduce or modify its obligations and liability under such Guaranty Agreement, and (c) the Delayed Draw Term Loans shall be Obligations for all purposes under the Guaranty Agreement
4.3     Reference to and Effect on the Loan Documents; No Other Amendments. Upon the effectiveness of this Amendment, on and after the date hereof, each reference in the Amended Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Amended Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement,” “thereunder,” thereof” or words of like import referring to the Amended Credit Agreement, shall mean and be a reference to the Amended Credit Agreement as amended hereby. Except for the amendments set forth above, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders under the Existing Credit Agreement or any of the other Loan Documents, nor constitute a waiver of any other provision of the Existing Credit Agreement or any of the other Loan Documents. Except for the amendments set forth above, the text of the Amended Credit Agreement and the other Loan Documents shall remain unchanged and in full force and effect, and each Borrower hereby ratifies and confirms its obligations thereunder. Each Loan Party acknowledges and expressly agrees that the Administrative Agent and the Lenders reserve the right to, and do in fact, require strict compliance with all other terms and provisions of the Credit Agreement and the other Loan Documents. It is hereby understood by each Loan Party that the foregoing amendment by the Administrative Agent and the Lenders shall not be deemed to establish a course of conduct so as to justify an expectation by any Loan Party that the Administrative Agent and the Lenders will entertain or grant their consent to any future such requests by such Loan Party, Further, it is hereby understood by each Loan Party that the foregoing amendment shall not be deemed, or interpreted as, a consent by the Administrative Agent and the Lenders to modify or waive compliance with the terms and conditions of the Amended Credit Agreement or the other Loan Documents except as specifically provided herein.
4.4.    Costs and Expenses. AGCO agrees to pay on demand all reasonable costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto) to the extent consistent with Section 9.4 of the Amended Credit Agreement.
4.5.     Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.
4.6.    Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to the conflicts of law principles thereof insofar as such principles would defer to the substantive laws of some other jurisdiction.
4.7.    Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns, except the Borrower may not assign or transfer any of its rights or obligations hereunder without the prior written consent of the Lenders.
4.8.    Counterparts: Effectiveness. This Amendment may be executed in any number of counterparts, each of which shall be an original, and all of which, when taken together, shall constitute one agreement. Delivery of an executed signature page of this Amendment by electronic transmission shall be effective as delivery of a manually executed counterpart hereof. The words “execution,” “signed,” “signature,” and words of like import in this Amendment shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.
4.9.    Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.
4.10.    Entire Agreement. This Amendment embodies the final, entire agreement among the parties hereto and supersedes any and all prior commitments, agreements, representations and understandings, whether written or oral, relating to this Amendment, and may not be contradicted or varied by evidence of prior, contemporaneous or subsequent oral agreements or discussions of the parties hereto.
4.11.    Loan Documents. This Amendment shall be deemed to be a Loan Document for all purposes under the Amended Credit Agreement.

4.12.     No Novation. This Amendment is not intended by the parties to be, and shall not be construed to be, a novation of the Amended Credit Agreement or an accord and satisfaction in regard thereto.
4.13.     Waiver of Jury Trial. EACH BORROWER, THE ADMINISTRATIVE AGENT, EACH ISSUING BANK AND EACH LENDER HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO ANY OF THE LOAN DOCUMENTS, THE LOANS OR THE ACTIONS OF THE ADMINISTRATIVE AGENT, ANY ISSUING BANK OR ANY LENDER IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT THEREOF.
[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized officers or representatives to execute and deliver this Amendment as of the day and year first above written.

BORROWERS:
AGCO CORPORATION

By: /s/ Damon Audia
Name: Damon Audia
Title: Senior Vice President and Chief Financial Officer

AGCO INTERNATIONAL HOLDINGS B.V.

By: /s/ Roger N. Batkin
Name: Roger N. Batkin
Title: Director
By: /s/ Adam Frost
Name: Adam Frost
Title: Director

[Signature Page to Second Amendment to A&R Credit Agreement]

GUARANTORS:

AGCO CORPORATION

By: /s/ Damon Audia
Name: Damon Audia
Title: Senior Vice President and Chief Financial Officer

MASSEY FERGUSON CORP.
By: /s/ Todd A. Wear
Name: Todd A. Wear
Title: President

THE GSI GROUP INC.

By: /s/ Andrew K. Jones
Name: Andrew K. Jones
Title: Vice President
[Signature Page to Second Amendment to A&R Credit Agreement]

ADMINISTRATIVE AGENT AND LENDER:

COÖPERATIEVE RABOBANK U.A., NEW YORK BRANCH, as Administrative Agent and a Lender
By: /s/ Anthony Fidanza
Name: Anthony Fidanza
Title: Executive Director

By: /s/ Eric Hurshman
Name: Eric Hurshman
Title: Managing Director

[Signature Page to Second Amendment to A&R Credit Agreement]

JPMORGAN CHASE BANK, N.A., as a Lender
By: /s/ Marlon Mathews
Name: Marlon Mathews
Title: Executive Director

MUFG Bank, Ltd., as a Lender
By: /s/ Jorge Georgalos
Name: Jorge Georgalos
Title: Director
TRUIST BANK, as a Lender
By: /s/ Jason Hembree
Name: Jason Hembree
Title: Vice President

BNP Paribas, as a Lender

By: /s/ Karim Remtoula
Name: Karim Remtoula
Title: Director
By: /s/ Valentin Detry
Name: Valentin Detry
Title: Vice President

Compeer Financial, PCA, as a Lender
By: /s/ Betty Janelle
Name: Betty Janelle
Title: Director, Capital Markets
BMO Bank N.A., as a Lender
By: /s/ Chris Spillane
Name: Chris Spillane
Title: Director

[Signature Page to Second Amendment to A&R Credit Agreement]

PNC BANK, NATIONAL ASSOCIATION, as a Lender
By: /s/ Amy Tallia
Name: Amy Tallia
Title: Senior Vice President
TD Bank, N.A., as a Lender

By: /s/ Steve Levi
Name: Steve Levi
Title: Senior Vice President
Bank of America, N.A., as a Lender
By: /s/ Ryan Maples
Name: Ryan Maples
Title: Sr. Vice President
FARM CREDIT BANK OF TEXAS, as a Lender
By: /s/ Roger Leesman
Name: Roger Leesman
Title: Managing Director
HSBC BANK USA, N.A., as a Lender
By: /s/ Ketak Sampat
Name: Ketak Sampat
Title: Senior Vice President
Agricultural Bank of China Limited, New York Branch, as a Lender
By: /s/ Nelson Chou
Name: Nelson Chou
Title: SVP & Head of Corporate Banking Department

[Signature Page to Second Amendment to A&R Credit Agreement]

UniCredit Bank AG, New York Branch, as a Lender
By: /s/ Kimberly Sousa
Name: Kimberly Sousa
Title: Managing Director
By: /s/ Karan Dedhia
Name: Karan Dedhia
Title: Senior Associate

AgCountry Farm Credit Services, FLCA, as a Lender
By: /s/ Gustave Radcliffe
Name: Gustave Radcliffe
Title: Vice President, Capital Markets
American AgCredit, PCA, as a Lender
By: /s/ Clarissa Shiver
Name: Clarissa Shiver
Title: Vice President
Farm Credit Services of America, PCA, as a Lender
By: /s/ Jeremy Gall
Name: Jeremy Gall
Title: Vice President, Captial Markets.
Farm Credit Mid-America, PCA, as a Lender
By: /s/ Daniel Pieroni
Name: Daniel Pieroni
Title: VP Food & Agribusiness
HORIZON FARM CREDIT, ACA, as a Lender

By: /s/ Joshua L. Larock
Name: Joshua L. Larock
Title: Managing Director – Capital Markets
[Signature Page to Second Amendment to A&R Credit Agreement]